                                                                    EXHIBIT 10.2

                        ADDENDUM TO SETTLEMENT AGREEMENT

          This Addendum to Settlement Agreement and is made and entered into by and between K. Thomas and Callaway Decoster, husband and wife and K. Thomas
Decoster individually, Michael P. and Roberta S. Gaudette, husband and wife,
Dominic M. Strazzulla, the Felix A. Hertzka Estate, Claudette L. Gelfand and the
Claudette L. Gelfand Revocable Trust, Catherine C. Griffin, Michael B. and Diane
L. Hayden, husband and wife, Alexander Harris, Holly O. Harris, and Joseph R.
Fichtl and the Joseph R. Fichtl 1995 Trust (hereinafter collectively the
"Debenture Holders") and Water Chef, Inc. (hereinafter "WaterChef").

          WHEREAS, the Debenture Holders and WaterChef have previously entered into a Settlement Agreement and General Release effective as of June 20, 2002 and fully executed by all of the parties as of July 8, 2002.

          WHEREAS, WaterChef has paid to the Debenture Holders an aggregate of
$497,500.00 by issuing to the Debenture Holders an aggregate of 3,000,000 shares of its Common Stock, $.001 par value.

          WHEREAS, Debenture Holders and WaterChef understood and agreed that
WaterChef would be required to increase its authorized capital by increasing the number of shares of Common Stock, $.001 par value in order to fulfill its obligations under the Settlement Agreement and General Releases.

          WHEREAS, WaterChef has agreed to call a special shareholders meeting to act on the question of increasing the WaterChef authorized capital from
90,000,000 shares of Common Stock, $.001 par value, to 190,000,000 shares of
Common Stock, $.001 par value and to ratify and confirm the prior issuance of shares to the Debenture Holders pursuant to a vote of its Board of Directors so to do.

          WHEREAS, WaterChef and the Debenture Holders agree that shareholder approval of the increase in WaterChef's authorized capital is an express condition of the settlement memorialized by the Settlement Agreement and General
Releases.

          WHEREAS, WaterChef is required to file its proposed notice and proxy statement with the Securities and Exchange Commission (SEC) prior to mailing the same to its shareholders, and the SEC has informed WaterChef that following that filing it will take up to 30 days to review and comment on financial statements and other disclosures to be included in the proxy statement to be circulated to shareholders.

          WHEREAS, WaterChef is not able to call its shareholder meeting until such time as the notice and proxy statement have been cleared for circulation by the SEC.

          WHEREAS, the Debenture Holders and WaterChef desire to memorialize
WaterChef's undertakings to increase its authorized capital.

          NOW THEREFORE, in consideration of the Settlement Agreement and
General Releases and the promises and covenants set forth below, the Debenture
Holders and WaterChef hereby agree as follows:

          1. WaterChef agrees to prepare, at its sole cost and expense, appropriate notices and proxy statement materials for the purpose of calling and holding a special meeting of the stockholders of WaterChef as soon as may be possible after approval of the meeting notice and proxy materials by the SEC
(which the parties agree should in normal circumstances be on or before November
22, 2002). One of the purposes of the special meeting to be notified shall be to seek stockholder approval, in accordance with the prior vote of the Board of
Directors of WaterChef to recommend such approval, of an increase in the number of authorized shares of Common Stock of WaterChef from 90,000,000 shares of
Common Stock, $.001 par value, to 190,000,000 shares of Common Stock, $.001 par value. WaterChef shall also seek stockholder ratification of the prior issuance of shares to the Debenture Holders in accordance with the terms of the
Settlement Agreement and General Releases. WaterChef represents and agrees that such increase shall be sufficient to permit WaterChef to issue not less than three million (3,000,000) shares which WaterChef has previously issued to the
Debenture Holders under the Settlement Agreement and General Releases and such number of additional shares of Common Stock as WaterChef may be required to issue to Debenture Holders under the terms of the `trailing average'
calculations to be made in accordance with Paragraph 2(d) of the Settlement
Agreement and General Releases on or after August 26, 2002 as well as to permit the exercise in full by the Debenture Holders of outstanding warrants currently held by them.

          2. Immediately following its execution of this Agreement (whether or not all of the Debenture Holders have then signed this Addendum), WaterChef shall prepare and complete all necessary financial statements and other disclosures to be included in its notice of shareholder meeting and proxy statement and shall as soon as practicable thereafter file its proposed notice and proxy statement with the SEC for its review and comment. WaterChef shall use its best efforts at each step during the SEC review and comment process to complete its initial filing with the SEC in time to permit the SEC its full review and comment period, to then permit WaterChef to make such changes as may be suggested by the SEC and to refile an amended notice and proxy statement with the SEC within time to permit holding of a shareholders meeting on or before
October 15, 2002. In the event that the meeting cannot be held on or before such date in spite of WaterChef's best efforts, because of delays caused by the SEC's review and comment process that are beyond the control of WaterChef, WaterChef shall take all such further action as may be necessary to hold the shareholders meeting as soon thereafter as possible.

          3. WaterChef has previously provided Debenture Holders' counsel with a copy of a proposed Notice of Shareholders Meeting and Proxy Statement to be
circulated to WaterChef shareholders and agrees to have its securities counsel provide Debenture Holders' counsel such additional materials and amended notices and proxy statements as may be proposed for review and comment regarding the adequacy of the notice and terms of the vote to authorize an increase in

WaterChef authorized capital and to ratify the prior issue of shares to
Debenture Holders.

          4. WaterChef and the Debenture Holders agree that for purposes of the implementation of the Registration Rights Agreement they will treat July 11,
2002 as the date that the shares were issued to the Debenture Holders provided, however, the WaterChef stockholders approve the increase in the number of authorized shares and ratify the issuance of shares to the Debenture Holders at the special meeting of shareholders.

          5. Except as modified by this Addendum, all of the terms and conditions of the Settlement Agreement and General Releases remain in full force and effect and are hereby ratified and confirmed by the Debenture Holders and
WaterChef.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS HERETO, the parties have executed this Agreement to be retroactively effective as of June 20, 2002.

          David Conway joins in the execution of this Addendum solely for the purpose of his agreeing to vote all of his shares at the meeting of shareholders in favor of increasing the WaterChef authorized capital as provided herein and for the purpose of ratifying the actions of the Board of Directors in issuing
Debenture Holders the shares required by the Settlement Agreement and General
Releases.

DEBENTURE HOLDERS:                           WATER CHEF, INC.

/s/ K. Thomas Decoster                       By: /s/ David Conway
------------------------------                  --------------------------------
K. Thomas Decoster                           Name: David Conway
                                             Its:  President
                                             Duly Authorized
/s/ Callaway Decoster
------------------------------
Callaway Decoster

                                                 -------------------------------
                                                         David Conway
/s/ Michael P. Gaudette
------------------------------
Michael P. Gaudette

/s/ Roberta S. Gaudette
------------------------------
Roberta S. Gaudette

/s/ Dominic M. Strazzulla
------------------------------
Dominic M. Strazzulla

/s/ Sandra Hertzka
------------------------------
Sandra Hertzka, Executrix of the Felix A. Hertzka Estate

/s/ Claudette L. Gelfand
------------------------------
Claudette L. Gelfand, individually and as Trustee of the
Claudette L. Gelfand Trust

/s/ Catherine C. Griffin
------------------------------
Catherine C. Griffin

/s/ Michael B. Hayden
------------------------------
Michael B. Hayden

/s/ Diane L. Hayden
------------------------------
Diane L. Hayden

/s/ Alexander Harris
------------------------------
Alexander Harris

/s/ Holly O. Harris
------------------------------
Holly O. Harris

/s/ Joseph R. Fichtl
------------------------------
Joseph R. Fichtl, Trustee of the
Joseph R. Fichtl 1995 Trust